THE WORLD FUNDS

    1500 Forest Avenue, Suite 223 * P. O. Box 8687 * Richmond, Virginia 23229
              (804) 285-8211 * (800) 527-9525 * Fax (804) 285-8251

June 19, 2000

FILED VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Reference:      The World Funds, Inc.
                File Number 333-29289
                Filed Pursuant to Rule 497(c)

Gentlemen:

Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the "Company") please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Monument EuroNet Fund series of the Company dated June 19, 2000.

Should you have any questions regarding the filing of such documents, please call the undersigned.

Sincerely,



/s/ John Pasco, III

--------------------
John Pasco, III

enclosures

                              Monument EuroNet Fund

                              THE WORLD FUNDS, INC.

                                   PROSPECTUS

Prospectus Dated June 19, 2000


This Prospectus describes Monument EuroNet Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers three classes of shares: Class A Shares with a front-end sales charge, Class B Shares subject to a contingent deferred sales charge, and Class C Shares with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks to maximize long-term appreciation of capital by investing primarily in a diversified portfolio of Internet company equity securities.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   The Fund's investment objective is to maximize
                     long-term appreciation of capital.


Principal Investment

 Strategies: The Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                          A company is considered  principally engaged in
Internet or Internet-related business if it is engaged in the research, design, development, manufacturing or is engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Internet-related businesses.

                          Under  normal  market  conditions,  the Fund will
invest                    at least 65% of its assets in securities of
companies                      located in the  European  Union  that are
principally                    engaged  in Internet  and  Internet  related
businesses.  The European Union is a union of fifteen
independent states based on the European  Communities                   and
founded to  enhance  political, economic and social
cooperation.  The member states include Austria,
Belgium,   Denmark,  Finland,  France,  Germany,
                          Greece, Ireland, Italy, Luxembourg,  Netherlands,
Portugal, Spain, Sweden and the United Kingdom of Great Britain and Northern Ireland. The Fund normally will have business activities of not less than three
(3) different states represented in its portfolio.

                     The Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses.

                     The Fund will not be limited to investing in securities of companies of any size, securities of any particular market, or to hold particular securities for a stated time period. The Fund may invest in companies with small market capitalization or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies") and may engage in some short-term investing.

Principal Risks:          The principal risk of investing in the Fund is that
                          the  value  of  its  investments  are  subject  to
market, economic and business risk that may cause the Net Asset Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline. There is no assurance that the investment manager will achieve the Fund's objective.

                     The value of the Fund's  shares is  susceptible  to factors affecting the Internet such as heightened regulatory oversight and possible changes in government policies which may have a material effect on the products and services of this sector. Securities of companies in this sector tend to be more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Fund's shares and could result in the loss of your investment.

                     Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U. S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies (including the Euro) and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. In addition, as investments may be made utilizing foreign currencies, there is the risk of currency devaluation that may affect this investment.

                     Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the U.S.

                     Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

                     Because the small companies in which the Fund may invest may have unproven track records, a limited product or services base and limited access to capital, they may be more likely to fail than larger companies.

                     From time to time, the Fund may engage in short-term trading, which could produce higher brokerage costs and larger taxable distributions than a fund with low portfolio turnover. In addition, the manager has not acted as an adviser to a registered investment company in the past, although it is owned by firms which do advise other registered investment companies.

                     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:         You may want to invest in the Fund if you are seeking
                          long-term appreciation of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be

                          particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S. You should not invest in the

                          Fund  if you are  not  willing  to  accept  the  risks
                     associated with investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Data:         Because the Fund is new, it does not have historical
                          performance data and is not presenting historical information at this time.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                   Class A    Class B   Class

C

 Maximum Sales Charge (Load)(1)                     5.75%    None       1.00%
Maximum Deferred Sales Charge (Load)                None(2)  5.00%(3)
1.00%(4)

Maximum Sales Charge (Load) Imposed on Reinvested

Dividends and Distributions                         None     None       None
Redemption Fees                                     None     None       None
Exchange Fees                                       None     None       None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                  Class A     Class B   Class

C

Advisory Fee                                      1.50%       1.50%     1.50%
------------------------------------------------
Distribution (12b-1) Fees (5)                     0.50%       1.00%     1.00%
------------------------------------------------
Other Expenses                                    1.49%       1.49%     1.49%
                                                  -----       -----     -----

Total Annual Fund Operating Expenses (6)          3.49%       3.99%     3.99%
1)    As a percentage of offering  price.  Reduced rates apply to purchases
over      $50,000,  and the sales charge is waived for certain classes of investors.
      See  "Buying  Fund   Shares-Public   Offering   Price"  and  "Buying
Fund
      Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge.
      During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares Automatically convert to Class A Shares eight years after the calendar month end in

      which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1% is imposed on the proceeds of

      Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to

      offset  market   effects,   taxes  and  expenses   created  by
short-term
      investments in the Fund.

5) The Company has approved a Plan of Distribution Pursuant to Rule 12b-1 of the 1940 Act providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B and Class C Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

6)    In the interest of limiting  expenses of the Fund, Vernes Asset
Management

      LLC (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for

      Class A Shares and 3.99% for Class B and Class C Shares.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated.

The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                                   1 Year    3 Years

Total Expenses - Class A Shares                     $906      $1,584
Total Expenses - Class B Shares                     $901      $1,515
Total Expenses - Class C Shares                     $597      $1,303

With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases.

Accordingly, your actual expenses may vary.

With respect to Class B and Class C Shares, the above examples assume payment of the deferred sales charge applicable at the time of redemption.

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves.

Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to maximize long-term appreciation of capital. There is no assurance that the Manager will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objectives by investing primarily in common stocks and securities convertible into common stocks of companies located in the European Union that are engaged in the Internet and Internet-related activities or services. The European Internet market is considered to be two or three years younger than the US Internet market, thus offering favorable growth potential over the next several years. The companies selected by the Manager derive a substantial portion of their revenue from Internet or Internet-related businesses or are developing and expanding their Internet and Internet-related business operations. Under normal circumstances, at least 65% of its total assets will be invested in such companies.

The Internet is an emerging global communication, information and distribution system. The Manager believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented when the Manager believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Manager's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

The Fund intends to invest its assets in many European Union states and normally will have business activities of not less than three (3) different states represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions and liquidity make them more attractive than the underlying security (please see "Depositary Receipts" below).

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts. Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

In addition to common stocks and securities that are convertible into commonstocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"),
European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies").

Other Investments. In addition to the investment strategies described above, theFund may engage in other strategies such as derivatives. Investments inderivatives, such as options, can significantly increase a Fund's exposure tomarket risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

RISKS

Sector Risks.

Internet and Internet-related companies are particularly vulnerable to rapidlychanging technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibilitythat stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Manager in evaluating, selecting and monitoring the portfolio assets. If the Manager's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing.The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts.

In addition to the risks of foreign investment applicable to the underlyingsecurities, unsponsored Depositary Receipts may also be subject to the risksthat the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on Depositary Receipts.

Small Companies.

Small companies may lack depth of management; they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:

(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of U.S. investment companies.

Portfolio  Turnover.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions.

When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company. The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and is commonly known as a "mutual fund". The Company has retained a Manager to manage all aspects of the investments of the Fund.

The Manager. Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, Hartford, CT 06107, manages the Fund. The Manager is owned by: Vernes & Associates, of Geneva, Switzerland (50.5%); The Monument Group, LLC, of Bethesda, Maryland (16%); Commonwealth Capital Management, Inc. of Richmond, Virginia (16%); Cornerstone Partners, LLC, of West Hartford, Connecticut (11.25%); Patrick Vernes, of Chappaqua, New York (5%) and Norman A. Smith of Longmeadow, Massachusetts (1.25%)

Vernes & Associes, a Swiss Holding Company founded in 1982, wholly owns investment management companies in Switzerland, France, and Luxembourg, including SA Financiere Rembrandt in Paris, France. The collective assets under management by Vernes & Associes exceed $2 billion. Vernes & Associes was founded and is owned by Cyrille Vernes through his company Financiere C. Vernes, located in Geneva, Switzerland. Cyrille Vernes serves as the Chairman and Senior Partner of Vernes & Associes and Chairman of SA Financiere Rembrandt. Mr. Vernes
continues a long and distinguished history of asset management, investment management, and banking by the Vernes Family. The Vernes Family first began managing assets on behalf of select private investors over 250 years ago when the family founded Vernes Private Bank. The Bank and its product offerings grew in both stature and size for more than two centuries until the family sold the principal operation in Paris in 1996. This tradition now continues through the Vernes & Associes domiciled in Geneva, Switzerland with wholly owned subsidiaries in Geneva, Paris, Luxembourg and Spain. Vernes Asset Management, LLC, domiciled in the US, is majority owned and controlled by Vernes & Associes.

The Monument Group, LLC, a limited liability company, is owned by the principals of Monument Advisors, Ltd., (investment adviser to Monument Series Fund, an open-end investment company, and private clients); Monument Distributors, Inc., a broker-dealer and distributor of Monument Series Trust; and Monument Shareholder Services, Inc., a transfer agent. David A. Kugler controls The Monument Group, LLC.

Commonwealth Capital Management, Inc. is a financial services firm. Commonwealth is an associated company of Commonwealth Shareholder Services, Inc., a full service fund administrator and First Dominion Capital Corp. ("FDCC"), a registered broker-dealer. John Pasco III controls Commonwealth Capital Management, Inc.

Cornerstone Partners, LLC, is a financial services company located in West Hartford, Connecticut. Cornerstone serves as a U.S. representative office for international fund managers seeking to conduct business in the United States as well as providing comprehensive administrative and strategic support to both domestic and international fund managers. Cornerstone Partners, LLC is controlled by Brian W. Clarke.

The Manager manages all aspects of the Fund, seeking at all times to maximize capital appreciation of the Fund's investments on behalf of its shareholders. The Manager is assisted in its management of the Fund's portfolio by two sub-advisers: SA Financiere Rembrandt, of Paris, France; and Monument Advisors, Ltd., of Bethesda, Maryland.

SA Financiere Rembrandt located at 4, rue Rembrandt, Paris, France, was founded in November, 1997, is wholly owned by Vernes Participations, a French holding company, which in turn is wholly owned by Vernes & Associes. SA Financiere Rembrandt, while established as an investment management operation under the aegis of the Commission des Operation de Bourses (COB) in 1997, had previously held a license from the Central Bank of France to invest in treasury securities. In France, investment operations are able to hold only one license, either from the Central Bank of France or from the COB. Although SA Financiere Rembrandt has not previously served as the investment adviser of a US open-end investment company, it serves as the adviser to FR Networld Fund, a Fund that invests in the different sub sectors of the Internet in Europe and is marketed and sold in Europe. FR Networld was the first-ever European Internet Fund launched in Europe. In addition, SA Financiere Rembrandt manages 10 other European open-end investment funds as well as numerous separately managed accounts in Europe. As of May 30, 2000, SA Financiere Rembrandt managed approximately 0.4 billion Euros or the equivalent of $0.36 billion U.S. Dollars.

Monument Advisors, Ltd. ("Monument Advisors"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. Monument Advisors manages the assets of Monument Series Fund, an open-end management investment company registered with the Securities and Exchange Commission ("SEC"), including the Monument Internet Fund, launched in November 1998. In addition, Monument Advisors manages portfolios of investments of qualified individuals, retirement plans, and trusts. As of June 8, 2000, Monument Advisors managed or supervised in excess of $225 million in assets.

SA Financiere Rembrandt performs research and analysis on securities that are potential investments in the Fund's portfolio and recommends to the Manager which securities will be purchased and sold. Monument Advisors, Ltd. provides timing advice, research, statistical and other analysis on Internet securities to SA Financiere Rembrandt, and provides portfolio management oversight and control. SA Financiere Rembrandt makes the final portfolio purchases and sales recommendations. Pursuant to agreements between the Manager and its sub-advisers, Financiere Rembrandt, S.A. and Monument Advisors, Ltd. each may effect portfolio securities transactions for the Fund, under the management of the Manager.

Although the Manager, as a new company, had no experience managing a mutual fund prior to managing the Fund, collectively the owners of the Manager have had significant experience in management of mutual funds and other pooled investment vehicles in the U.S. and Europe.

The Fund pays the Manager a twice-monthly management fee at an annual rate equal to 1.5% of the average daily net assets of the Fund. As stated above, the Manager has entered into sub-advisory contracts with SA Financiere Rembrandt and Monument Advisors, Ltd. To compensate these advisers appropriately the Manager pays from its fee to SA Financiere Rembrandt 50% of the management fee and Monument Advisors, Ltd. 16%. The management fee is higher than the fees paid by some other investment companies, but is comparable to fees paid by investment companies with investment objectives and policies similar to the Fund's investment objective and policies. In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B and C Shares for the first three years of operations. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

Portfolio Managers. The Manager uses a team approach to manage the Fund. The team serves under the direction of Jean Fournier, the Managing Director of SA

Financiere Rembrandt. Prior to joining SA Financiere Rembrandt, Mr. Fournier served as managing director of Morgan Stanley's Paris operations where he oversaw extensive investment operations. He is joined by Ricaldo Zavala, who was formerly the chief proprietary trader for Bank Paribas in Paris, France. The principal portfolio manager of the Fund is Thierry Roussilhe, senior portfolio manager at SA Financiere Rembrandt and manager of the FR Networld Fund. Bob Grandhi, CFA, Chief Investment Officer of Monument Series Trust and principal portfolio manager of the Monument Internet Fund, a U.S. open-ended investment fund investing in U.S. Internet companies and Tyler Defibaugh, Head of Trading and Administration at Monument, assist Mr. Roussilhe by providing guidance regarding the management of the portfolio, execution of trades, and research and analysis regarding security selection and sector analysis.

Under the Advisory Agreement, the twice-monthly compensation paid to the Manager is accrued daily at an annual rate of 1.50% on the first $250 million of average net assets; 1.25% of the average net assets between $250 and $500 million; 1.00% of the average net assets between $500 million and $750 million; 0.875% of the average net assets between $750 and $1 billion; and 0.75% of the average net assets over $1 billion.

In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B and C Shares for the first three years of operations. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Manager will be entitled to reimbursement of fees waived or remitted by the Manager to the Fund. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

SHAREHOLDER INFORMATION

The value of a Fund share, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m.

Eastern Time) on each business day ("Valuation Time") that the NYSE is open.

As

of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ

National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price.

Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value.

Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

BUYING FUND SHARES

Share Class Alternatives. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares

Max. initial             5.75%             None              1%
sales charge.         (Subject to
                      reductions

See "Distribution beginning with Arrangements" for investments of a schedule $50,000) itemizing reduced sales charges.

Contingent               None        Year 1     5%    Year 1      1%
deferred sales      (Except for 1%   Year 2     4%    Year 2+     None
charge ("CDSC")     on redemptions   Year 3     3%
imposed when         with 1 year)    Year 4     3%
shares are                           Year 5     2%
redeemed                             Year 6     1%
(percentage based                    Year 7    None
on purchase                          Year 8    None
price).  Years
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Rule 12b-1 fees.         0.50%            1.00%             1.00%

See "Distribution Arrangements" for important information about Rule 12b-1 fees.

Conversion to             N/A        Automatically    No conversion
Class A                              after about 8    feature.  Rule
                                     years, at which  12b-1 fees
                                     time applicable  remain higher
                                     Rule 12b-1 fees  than those of
                                     are reduced.     Class A Shares
                                                      for the life of
                                                      account.

Appropriate for:   All investors,    Investors who    Investors who
                   particularly      plan to hold     intend to hold
                   those who intend  their shares at  their shares for
                   to hold their     least 6 years.   at least 1 year,
                   shares for a                       but less than 6
                   long period of                     years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.


Share Transactions. You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting PFPC, Inc., the Fund's transfer and dividend disbursing agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, or by telephoning (877) 808-5111. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments.  The following table provides you with  information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                        ---------------- ---------------------------------
Minimum Initial             $1,000           $1,000            $1,000
Investment

Minimum Subsequent           $250*            $250*            $250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail. You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Monument EuroNet Fund," c/o PFPC, Inc., P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903. PFPC, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

By Wire. You may also wire payments for Fund shares to the wire bank account for the Fund. Before wiring funds, please call the Fund at (800) 527-9525 or PFPC, Inc. at (877) 808-5111 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to PFPC, Inc. at P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903 See "Proper Form."

Public Offering Price. When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form." The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Net Asset Value. The Fund's share price is equal to the NAV per share of the Fund. The Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of the Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, the Manager will determine their market value in accordance with procedures adopted by the Board. For information on how the Fund values its assets, see "Valuation of Fund Shares" in the SAI.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributors. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

         Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge          Broker-Dealer

Percentage

Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

                               Class B Broker-Dealer Commission and Service
Fee

                               Broker-Dealer Percentage

Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

                               Class C Broker-Dealer Commission and Service
Fee

                     Sales Charge         Broker-Dealer Percentage

All purchases                    1%                              1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

Rule 12b-1 Fees. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributors. The fee ("Rule 12b-1 fee") paid to the Distributors by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.50% for Class A Share expenses. Up to 0.25% of the total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of Accumulation. After making an initial purchase in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention. A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information.

Waiver of Front-End Sales Charges.  No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Manager, First Dominion Capital Corp, Monument Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Distributors for their own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge. The contingent deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525, or by calling PFPC, Inc. at (877) 808-5111. All account information is subject to acceptance and verification by the Distributors.

General. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (877) 808-5111 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone. You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (877) 808-5111.

Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form. Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges. You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C.

Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

For more information about the Fund, you may wish to refer to the Company's SAI dated June 19, 2000 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at:

mail@shareholderservices.com, or by writing to Monument EuroNet Fund, c/o
----------------------------
PFPC, Inc., P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903, by calling toll free (877) 808-5111 or by e-mail at: group@monumentfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

                  (Investment Company Act File No. 811-8255)

                             THE WORLD FUNDS, INC.

                                (THE "COMPANY")

               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                              Monument EuroNet Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Monument EuroNet Fund, dated June 19, 2000. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by calling (800) 527-9525, by writing to PFPC, Inc., P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903 or by calling (877) 808-5111.

The date of this SAI is June 19, 2000.

TABLE OF CONTENTS                                   PAGE

General Information

Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs

        Warrants
        Illiquid Securities
        Depositary Receipts

        Temporary Defensive Positions
        U.S. Government Securities
        Repurchase Agreements
        Restricted Securities
        Options
        Futures
        Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders

Investment Manager and Advisory Agreement Management-Related Services Portfolio Transactions Portfolio Turnover Capital Stock and Dividends Dividends and Distributions Additional Information about Purchases and Sales Eligible Benefit Plans Tax Status Investment Performance Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Monument EuroNet Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%, and a sales charge of 1% if shares are redeemed within the first year after purchase; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase; and Class C Shares charging a front-end sales charge of 1%, and a sales charge of 1% if share are redeemed within the first year after purchase, and carrying a higher rule 12b-1 fee than Class A Shares with no conversion feature. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize long-term appreciation of capital. All investments entail some market and other risks and there is no assurance that the Manager will achieve the Fund's investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

Under normal circumstances, the Fund invests in equity securities and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Warrants. The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts. American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs or GDRs. EDRs and GDRs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

Temporary Defensive Positions. When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities. The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Manager to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options. The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Writing Over-the-Counter ("OTC") Options. A Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission ("SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts. Even though the Fund has no current intention to invest in Futures Contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Manager's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Manager's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1) Invest in companies for the purpose of exercising management or control; 2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
3) Purchase or sell commodities or commodity contracts; 4) Invest in interests in oil, gas, or other mineral exploration or development programs;
5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;
6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666 as applied by the SEC from time to time);

7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

8) Participate on a joint or a joint and several basis in any securities trading account;
9) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

10) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

12) Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and
13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid securities; or 2) Engage in arbitrage transactions.

In applying the fundamental and policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Manager and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address          Position(s) Held         Principal Occupation(s)
and Age                With Registrant          During the Past 5 Years
--------               ---------------          -----------------------


*John Pasco, III         Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue        and Treasurer      Director of Commonwealth
Richmond, VA 23229                           Shareholder Services,
(55)                                   Inc., the Company's
                                       Administrator, since1985; President
                                       and         Director of First
                                       Dominion Capital
                                       Corp.,
                                       the Company's principal
                                             underwriter.  Director and
                                       shareholder of Fund
                                       Services Inc., the
                                       Company's Transfer and
                                       Disbursing Agent, since
                                       1987; shareholder of
                                       Commonwealth
Fund                                             Accounting, Inc. which
                                         Provides bookkeeping

                                       services to StarBank; and Chairman,
                                       Director
                                       and
                                       Treasurer of Vontobel
                                       Funds,
                                       Inc., a registered
                                       investment
                                       company since March, 1997.
                                       Mr. Pasco is also
                                       a
                                       certified public accountant.

Samuel Boyd, Jr.          Director           Mr. Boyd is Manager of the
10808 Hob Nail Court                         Customer Services
Potomac, MD 20854                            Operations and Accounting
(59)  Division of the Potomac
                                       Electric Power Company since August,
                                       1978;and Director of Vontobel
                                       Funds,
                                       Inc., a registered
                                       investment
                                       company since March, 1997.
                                       Mr.
                                       Boyd is also a certified
                                       public
                                       accountant.

William E. Poist          Director           Mr. Poist is a financial
5272 River Road                              and tax consultant through
Bethesda, MD 20816                           his firm Management
(60)  Consulting for

                                       Professionals since 1968;Director of
                                       Vontobel Funds,
                                       Inc.
                                       a registered
                                       investment
                                       company since March, 1997.
                                       Mr.
                                       Poist is also a
                                       certified
                                       public accountant.

Paul M. Dickinson         Director           Mr. Dickinson is President
8704 Berwickshire Drive                      of Alfred J. Dickinson,
Richmond, VA 23229                           Inc., Realtors since
(52)                                   April, 1971; andDirector of Vontobel
                                       Funds,
                                       Inc., a registered
                                       investment
                                       company since March, 1997.

*Jane H. Williams         Vice President of  Ms. Williams is the
3000 Sand Hill Road       the Company        Executive Vice President
Suite 150                 and President      of Sand Hill Advisors,
Menlo Park, CA 94025      of the Sand Hill   Inc., since 1982.
(51)                      Portfolio Manager
                          Fund series

*Leland H. Faust          President of the   Mr. Faust is President of
One Montgomery St.        CSI Equity Fund    CSI Capital Management,
Suite 2525                and the CSI Fixed  Inc. since 1978. Mr. Faust
San Francisco, CA 94104   Income Fund        is also a Partner in the
(53)  law firm Taylor & Faust
                                       since December, 1975.*F. Byron Parker,
Jr.     Secretary          Mr. Parker is Secretary of810 Lindsay
Court                            Commonwealth ShareholderRichmond, VA
23229                           Services, Inc., and First
(57)  Dominion Capital Corp. since 1986; Secretary ofVontobel Funds, Inc.,
                                       aregistered   investment   company  since
                                       March,  1997; and Partner in the law firm
                                       Mustian & Parker.*Franklin A.

Trice, III   Vice President of  Mr. Trice is PresidentP.O. Box
8535             the Company and    of Virginia ManagementRichmond, VA
23226-0535   President of the   Investment Corp. since
(36)                      New Market Fund    May,1998; and a registered
                          series             representative of First
                                             Dominion Capital Corp.,
                                             the Company's underwriter
                                        since September, 1998. Mr.
                                       Trice was a broker with
                                       Scott  & Stringfellow from
                                       March, 1996 to May, 1998
                                       and with Craigie, Inc.
                                       from March, 1992 to   January, 1996.

*John T. Connor, Jr.      Vice President of  Mr. Connor is President of
515 Madison Ave.,         the Company and    Third Millennium
24th Floor                President of the   Investment Advisors, LLC
New York, NY 10022        Third Millennium   since April, 1998; and
(58)  Russia Fund series Chairman of ROSGAL, a
                                       Russian financial  company      and of
                                  its affiliated       ROSGAL Insurance since
                                       1993.*Steven T. Newby          Vice
President of  Mr. Newby is President of
555 Quince Orchard Rd.    the Company and    Newby & Co. Inc., a NASD
Suite 606                 President of       broker/dealer since July,
Gaithersburg, MD 20878    GenomicsFund.com   1990; President of xGENx,
(53)                      series             LLC since November, 1999.

* Todd A. Boren           President of the   Mr. Boren joined
250 Park Avenue, So.      Global e-Fund      International Assets
Suite 200                 series             Advisory in May of 1994. Winter
Park, FL 32789                         In his six years
(40)                                   with IAAC he has served as        a
                                       Financial  Adviser,  VP of Sales,  Branch
                                       Manager,  Training Manager, and currently
                                       as Senior  Vice  President  and  Managing
                                       Director of Private Client Operations for
                                       both  International  Assets  Advisory and
                                       Global Assets Advisors. He is responsible
                                       for    overseeing    its    International
                                       Headquarters in Winter Park Florida as well as its New York operation and joint venture.

*Brian W. Clarke          President of the   Mr. Clarke is President of
993 Farmington Avenue     Monument EuroNet   Cornerstone Partners LLC,
Suite 205                 Fund series        a financial services
West Hartford, CT 06197                      company, since November,
(42)  1998.  Prior to founding
                                       Cornerstone, Mr. Clarke     worked for
                                       Lowrey Capital management  from 1997
                                       to  1998.  Mr.
                                       Clarke
                                       served
                                       for 13  years  as
                                       the
                                       Vice  President
                                       for
                                       Advancement  at St.
                                       Mary's
                                       College  of
                                       Maryland.
                                       Prior  to  joining
                                       St.
                                       Mary's,  Mr. Clarke  served
                                       as

                                       Press  Secretary

                                       to

                                       Congressman Henry S. Reuss.

Compensation of Directors. The Company does not compensate the Directors who are officers or employees of the Investment Manager. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:

                     Aggregate

                     Compensation      Pension or          Total
Name and             From the Fund     Retirement          Compensation
Position             Fiscal Year       Benefits Accrued    from the
Held                 Ended August      as Part of Fund     Company (1)
                     31, 1999          Expenses

John Pasco, III,      0                  N/A                  0
Director

Samuel Boyd, Jr.,     0                  N/A                  $9,000
Director

William E. Poist,     0                  N/A                  $9,000
Director

Paul M. Dickinson,    0                  N/A                  $9,000
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 1999.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, Investment Manager, Advisers and Principal Underwriters have each adopted a Codes of Ethics, as required by federal securities laws. Under the Funds' Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to general restrictions and procedures. The personal securities transactions of access persons of the Funds, its Manager, Adviser and Principal Underwriters will be governed by the Funds' Code of Ethics.

The Code of Ethics is on file with, and can be reviewed and copied at, the SEC's Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES PERSONS

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

INVESTMENT MANAGER AND ADVISORY AGREEMENT

Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, West Hartford, CT 06197, manages the investments of the Fund pursuant to an Investment Management Agreement (the "Management Agreement" ), dated June 19, 2000. After the initial term of two years, the Management Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Company and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Management Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager. The Investment Manager is registered as an investment Manager under the Investment Advisers Act of 1940 as amended, the "Advisers Act".

The Manager has entered into two Investment Advisory Agreements that delegate portions of the investment management responsibility to SA Financiere Rembrandt and Monument Advisors, Ltd. (collectively, the " Investment Advisers"). The Investment Advisers provide the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of portfolio securities of the Fund. The investment recommendations of the Investment Advisers are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Advisers 66% of the management fee received from the Fund.

SA Financiere Rembrandt located at 4, rue Rembrandt, Paris, France, founded in November, 1997, is held by Vernes & Associes, a Swiss holding company and was founded in 1982 by Mister Cyrille Vernes, who is the first senior partner of Vernes & Associes and Vernes Gestion, S. A., a Swiss asset management company established in Geneva. Although SA Financiere Rembrandt has not previously served as the investment adviser of a US open-end investment company, it serves as the adviser to FR Networld Fund, a Fund that invests in the different sub sectors of the internet in Europe and is marketed and sold in Europe. In addition, SA Financiere Rembrandt manages 10 other European open-end investment funds as well as numerous separately managed accounts in Europe. As of May 30, 2000, SA Financiere Rembrandt managed approximately 0.4 billion Euros or the equivalent of $0.36 billion U.S. Dollars.

Monument Advisors, Ltd. ("Monument Advisors"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. Monument Advisors also manages the assets of The Monument Series Fund, Inc., an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). In addition, Monument Advisors manages portfolios of investments of qualified individuals, retirement plans, and trusts. As of June 8, 2000, Monument Advisors managed or supervised in excess of $225 million in assets.

Under the Management Agreement, the Manager, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated June 19, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Manager.

John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid twice monthly, at the annual rate of 0.20% on the first $250 million of average net assets of the Fund; 0.175% of the average net assets between $250 and $500 million; 0.15% of the average net assets between $500 million and $750 million; 0.125% of the average net assets between $750 and $1 billion; and 0.10% of the average net assets over $1 billion, subject to a minimum amount of $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated June 19, 2000, PFPC, Inc. acts as the Company's transfer and disbursing agent. PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC, Inc. provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. PFPC, Inc. is responsible for processing orders and payments for share purchases. PFPC, Inc. mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. PFPC, Inc. disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, and Monument Distributors, Inc. ("MDI"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, serve as principal underwriters and national distributors for the  shares  of  the Fund  pursuant  to  a  Distribution  Agreement  dated
June 19, 2000, (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the
Company,   owns  100%  of  FDCC,  and  is  its   President,   Treasurer  and
a Director. MDI is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, its President. FDCC and MDI are registered as a broker-dealer and
are members of the  National   Association   of   Securities   Dealers,
Inc. (the "NASD"). Mr. Pasco and Mr. Kugler each have an indirect ownership interest in the Manager. The offering of the Fund's shares is continuous.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Manager, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Manager, the Manager arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Manager, when placing transactions, may allocate a portion of a fund's brokerage to persons or firms providing the Manager with investment recommendations, statistical, research or similar services useful to the Manager's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Manager can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Manager for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Manager may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Manager and Advisers have been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Manager makes purchases and sales for the Fund's portfolio whenever necessary, in the Manager's opinion, to meet the Fund's objective. The Manager anticipates that the average annual portfolio turnover rate of the Fund will be greater than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series; Fifteen Million (15,000,000) shares for Class B Shares of the series; and Fifteen Million
(15,000,000) shares for Class C Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of PFPC.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

The Distributors may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributors) the opportunity to participate in sales incentive programs
(which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention. The reduced sales charges and public offering price set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.50% for Class A Shares and 1.00% for Class B and Class C Shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, and Class C Shares charging a reduced sales charge and a contingent deferred sales charge.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their share of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Manager believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Conversion of Class B Shares to Class A Shares.

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies.

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares. You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special  Shareholder  Services

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account. A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions. You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to PFPC. The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account. Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, PFPC will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying PFPC. To receive more information, please call the offices of the Company at 1-800-527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA"). All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA. A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Monument Series Fund, Inc. ("MSF"). You should call MSF at 1-888-420-9950 and obtain a Prospectus prior to initiating the exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.

Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions. Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government
National   Mortgage   Association  or  Federal  National   Mortgage
Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1) -1]
                 ---
                 cd

where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      n

P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                THE WORLD FUNDS, INC.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia  23229
                TELEPHONE: (800) 527-9525

                E-MAIL:  mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.